Exhibit 99.1

FOR IMMEDIATE RELEASE	NASDAQ: NSIT

INSIGHT ENTERPRISES, INC. REPORTS RECORD FIRST QUARTER 2017 RESULTS

AND INCREASES FULL YEAR 2017 GUIDANCE

TEMPE, AZ – May 3, 2017 – Insight Enterprises, Inc. (NASDAQ: NSIT) (the “Company”) today reported results of operations for the quarter ended March 31, 2017.

•	Net sales up 26% to $1.48 billion.

•	Gross profit up 29% to $208.2 million.

•	Earnings from operations up 68% to $23.0 million.

•	Diluted earnings per share of $0.38, up 111% year over year.

In the first quarter of 2017, consolidated net sales were $1.48 billion, up 26% year over year. This improvement reflects both strong organic growth and the acquisition of Datalink on January 6, 2017.

Consolidated earnings from operations in the first quarter of 2017 increased 68% year over year to $23.0 million and diluted earnings per share increased to $0.38 compared to $0.18 for the first quarter of 2016. Adjusted diluted earnings per share was $0.56 in the first quarter of 2017 compared to $0.21 reported in the first quarter of last year.*

“In the first quarter, our team delivered double digit organic sales and gross profit growth across our largely fixed expense base which drove Adjusted earnings from operations up more than 100% year over year. Through new client wins and new projects with existing clients in the first quarter, we gained market share in the data center and software categories while holding our own with devices,” stated Ken Lamneck, President and Chief Executive Officer. “In addition, we closed the acquisition of Datalink early in the first quarter which added about $130 million to our top line and was a small positive contributor to Adjusted earnings from operations for the quarter. Integration efforts are underway and we remain excited about the long-term opportunities for the combined business,” stated Lamneck.

KEY HIGHLIGHTS

•	Consolidated net sales of $1.48 billion for the first quarter of 2017 increased 26% compared to the first quarter of 2016.

•	Net sales in North America of $1.1 billion were up 34% year over year;

•	Net sales in EMEA of $330.4 million increased 9% year over year; and

•	Net sales in APAC of $36.2 million decreased 6% year to year.

•	Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales increased 29% year over year, with net sales growth in North America and EMEA of 34% and 20%, respectively, and a decline in APAC of 9% year over year.

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Insight Enterprises, Inc.        6820 South Harl Avenue        Tempe, Arizona 85283        800.467.4448        FAX 480.760.8958

Insight Q1 2017 Results, Page 2	May 3, 2017

•	Consolidated gross profit of $208.2 million increased 29% compared to the first quarter of 2016, with consolidated gross margin increasing to 14.1% of net sales.

•	Gross profit in North America of $158.3 million (14.2% gross margin) increased 42% year over year;

•	Gross profit in EMEA of $42.5 million (12.9% gross margin) decreased 2% year to year; and

•	Gross profit in APAC of $7.4 million (20.4% gross margin) increased 24% year over year.

•	Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit increased 32% year over year, and gross profit in North America, EMEA and APAC increased 41%, 8% and 21%, respectively, year over year.

•	Consolidated earnings from operations increased 68% compared to the first quarter of 2016 to $23.0 million, or 1.6% of net sales.

•	Earnings from operations in North America increased 122% year over year to $23.2 million, or 2.1% of net sales;

•	EMEA reported a loss from operations of $1.1 million in the first quarter of 2017 compared to earnings from operations of $2.7 million in the first quarter of 2016; and

•	Earnings from operations in APAC increased 98% year over year to $840,000, or 2.3% of net sales.

•	Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations increased 74% year over year, and earnings from operations in North America and APAC increased 120% and 116%, respectively, year over year.

•	Adjusted consolidated earnings from operations increased 104% year over year to $30.6 million, or 2.1% of net sales, for the first quarter of 2017.*

•	Consolidated net earnings and diluted earnings per share for the first quarter of 2017 were $13.8 million and $0.38, respectively, at an effective tax rate of 26.2%, which includes $2 million of tax benefits recognized on the settlement of employee share-based awards in accordance with a new accounting standard, which was adopted effective January 1, 2017.

•	Adjusted consolidated net earnings and Adjusted diluted earnings per share for the first quarter of 2017 were $20.2 million and $0.56, respectively.*

* In discussing financial results for the three months ended March 31, 2017 and 2016 in this press release, the Company refers to certain financial measures that are not prepared in accordance with United States generally accepted accounting principles (“GAAP”). When referring to non-GAAP measures, the Company refers to such measures as “Adjusted.” Adjusted measures exclude (i) severance and restructuring expenses, (ii) certain acquisition-related expenses and (iii) the tax effects of these items. See “Use of Non-GAAP Financial Measures” for additional information. A tabular reconciliation of financial measures prepared in accordance with GAAP to the non-GAAP financial measures is included at the end of this press release.

The Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

The tax effect of Adjusted amounts referenced herein were computed using the statutory tax rate

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q1 2017 Results, Page 3	May 3, 2017

for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

GUIDANCE

For the full year 2017, the Company now expects its business to deliver sales growth of 15% to 18% compared to 2016. The Company is also increasing its Adjusted diluted earnings per share outlook for the full year 2017 to $3.03 to $3.13.

This outlook assumes an effective tax rate of approximately 38% for the balance of 2017.

This outlook also excludes severance and restructuring and acquisition-related expenses incurred during the first quarter of 2017 and those that may be incurred during the balance of 2017. Due to the inherent difficulty of forecasting these types of expenses, which impact net earnings and diluted earnings per share, the Company is unable to reasonably estimate the future impact of such expenses, if any, to net earnings and diluted earnings per share. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2017 forecast.

CONFERENCE CALL AND WEBCAST

The Company will host a conference call and live web cast today at 5:00 p.m. ET to discuss first quarter 2017 results of operations. A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://nsit.client.shareholder.com/events.cfm, and a replay of the web cast will be available on the Company’s web site for a limited time following the call. To listen to the live web cast by telephone, call 1-877-402-8904 if located in the U.S., 678-809-1029 for international callers, and enter the access code 4635722.

USE OF NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures (referred to as Adjusted consolidated earnings from operations, Adjusted consolidated net earnings and Adjusted diluted earnings per share) exclude (i) severance and restructuring expenses, (ii) certain acquisition-related expenses and (iii) the tax effects of these items. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments. These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q1 2017 Results, Page 4	May 3, 2017

FINANCIAL SUMMARY TABLE

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended March 31,
	2017	2016	change
Insight Enterprises, Inc.
Net sales	$1,477,543	$1,168,982		26%
Gross profit	$208,227	$161,108		29%
Gross margin	14.1%	13.8%	30	bps
Selling and administrative expenses	$177,632	$146,119		22%
Severance and restructuring expenses	$4,695	$1,356		246%
Acquisition-related expenses	$2,947	$—		*
Earnings from operations	$22,953	$13,633		68%
Net earnings	$13,848	$6,888		101%
Diluted earnings per share	$0.38	$0.18		111%
North America
Net sales	$1,110,952	$826,888		34%
Gross profit	$158,301	$111,743		42%
Gross margin	14.2%	13.5%	70	bps
Selling and administrative expenses	$131,010	$100,041		31%
Severance and restructuring expenses	$1,104	$1,217		(9%)
Acquisition-related expenses	$2,947	$—		*
Earnings from operations	$23,240	$10,485		122%
Sales Mix			*	*
Hardware	64%	63%		37%
Software	27%	29%		22%
Services	9%	8%		59%

	100%	100%		34%

EMEA
Net sales	$330,355	$303,360		9%
Gross profit	$42,546	$43,426		(2%)
Gross margin	12.9%	14.3%	(140	bps)
Selling and administrative expenses	$40,143	$40,679		(1%)
Severance and restructuring expenses	$3,530	$24		*
(Loss) income from operations	$(1,127)	$2,723		*
Sales Mix				**
Hardware	42%	40%		16%
Software	55%	57%		4%
Services	3%	3%		22%

	100%	100%		9%

*	Percentage change not considered meaningful.
**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q1 2017 Results, Page 5	May 3, 2017

FINANCIAL SUMMARY TABLE (CONTINUED)

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended March 31,
	2017	2016	change
APAC
Net sales	$36,236	$38,734	(6%)
Gross profit	$7,380	$5,939	24%
Gross margin	20.4%	15.3%	510	bps
Selling and administrative expenses	$6,479	$5,399	20%
Severance and restructuring expenses	$61	$115	(47%)
Earnings from operations	$840	$425	98%
Sales Mix			*	*
Hardware	11%	9%	11%
Software	75%	87%	(19%)
Services	14%	4%	234%

	100%	100%	(6%)

**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q1 2017 Results, Page 6	May 3, 2017

FORWARD-LOOKING INFORMATION

Certain statements in this release and the related conference call and web cast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including the Company’s expected 2017 financial results, including sales growth rates and Adjusted diluted earnings per share, and the assumptions relating thereto, including the Company’s effective tax rate for 2017 are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and in other of the Company’s filings with the Securities and Exchange Commission:

•	actions the Company’s competitors, including manufacturers and publishers of products the Company sells;

•	the Company’s reliance on partners for product availability, competitive products to sell and related marketing funds and purchasing incentives;

•	changes in the information technology (“IT”) industry and/or rapid changes in technology;

•	risks associated with the integration and operation of acquired businesses;

•	possible significant fluctuations in the Company’s future operating results;

•	the risks associated with the Company’s international operations;

•	general economic conditions;

•	increased debt and interest expense and lower availability under the Company’s financing facilities;

•	the security of the Company’s electronic and other confidential information;

•	disruptions in the Company’s IT systems and voice and data networks;

•	failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;

•	accounts receivable risks;

•	the Company’s reliance on independent shipping companies;

•	the Company’s dependence on certain personnel;

•	natural disasters or other adverse occurrences;

•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations;

•	intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names; and

•	legal proceedings and audits and failure to comply with laws and regulations.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements. The Company does not endorse any projections regarding future performance that may be made by third parties.

CONTACTS:	GLYNIS BRYAN	HELEN JOHNSON
	CHIEF FINANCIAL OFFICER	SENIOR VP, FINANCE
	TEL. 480.333.3390	TEL. 480.333.3234
	EMAIL glynis.bryan@insight.com	EMAIL helen.johnson@insight.com

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q1 2017 Results, Page 7	May 3, 2017

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended March 31,
	2017	2016
Net sales	$1,477,543	$1,168,982
Costs of goods sold	1,269,316	1,007,874

Gross profit	208,227	161,108
Operating expenses:
Selling and administrative expenses	177,632	146,119
Severance and restructuring expenses	4,695	1,356
Acquisition-related expenses	2,947	—

Earnings from operations	22,953	13,633
Non-operating (income) expense:
Interest income	(431)	(250)
Interest expense	3,933	1,848
Net foreign currency exchange loss	380	616
Other expense, net	315	268

Earnings before income taxes	18,756	11,151
Income tax expense	4,908	4,263

Net earnings	$13,848	$6,888

Net earnings per share:
Basic	$0.39	$0.19

Diluted	$0.38	$0.18

Shares used in per share calculations:
Basic	35,602	37,075

Diluted	36,185	37,386

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q1 2017 Results, Page 8	May 3, 2017

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended March 31,
	2017	2016
Adjusted Consolidated Earnings from Operations:
GAAP consolidated EFO	$22,953	$13,633
Severance and restructuring expenses	4,695	1,356
Acquisition-related expenses	2,947	—

Adjusted non-GAAP EFO	$30,595	$14,989

Adjusted Consolidated Net Earnings:
GAAP consolidated net earnings	$13,848	$6,888
Severance and restructuring expenses	4,695	1,356
Acquisition-related expenses	2,947	—
Income taxes on non-GAAP adjustments	(1,287)	(502)

Adjusted non-GAAP net earnings	$20,203	$7,742

Adjusted Consolidated Diluted EPS:
GAAP consolidated diluted EPS	$0.38	$0.18
Severance and restructuring expenses	0.13	0.04
Acquisition-related expenses	0.08	—
Income taxes on non-GAAP adjustments	(0.03)	(0.01)

Adjusted non-GAAP consolidated diluted EPS	$0.56	$0.21

Adjusted North America Earnings from Operations:
GAAP EFO for North America segment	$23,240	$10,485
Severance and restructuring expenses	1,104	1,217
Acquisition-related expenses	2,947	—

Adjusted non-GAAP EFO for North America segment	$27,291	$11,702

Adjusted EMEA Earnings from Operations:
GAAP EFO from EMEA segment	$(1,127)	$2,723
Severance and restructuring expenses	3,530	24

Adjusted non-GAAP EFO from EMEA segment	$2,403	$2,747

Adjusted APAC Earnings from Operations:
GAAP EFO from APAC segment	$840	$425
Severance and restructuring expenses	61	115

Adjusted non-GAAP EFO from APAC segment	$901	$540

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958